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                  SECURITY AGREEMENT RE: INTELLECTUAL PROPERTY

     This Security Agreement Re: Intellectual Property (the "AGREEMENT") is dated as of January 31, 1997, by and among the parties executing this Agreement under the heading "Debtors" (such parties being hereinafter referred to collectively as the "DEBTORS" and individually as a "DEBTOR"), each with its mailing address at 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois 60515, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago Branch ("BOM"), with its mailing address at 115 South LaSalle Street, Chicago, Illinois 60603, acting as agent hereunder for the Banks hereinafter identified and defined (BOM acting as such agent and any successor or successors to BOM acting in such capacity being hereinafter referred to as the "AGENT");

                             PRELIMINARY STATEMENTS:

     A. Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER"), Lexicon Music, Inc., a Delaware corporation, River North Studios, Inc., a Delaware corporation, CGI Records, Inc., a Delaware corporation, River North Records, Inc., a Delaware corporation, Light Records, Inc., a Delaware corporation, The Recording Experience, Inc., a Delaware corporation, Peg Publishing, Inc. a Delaware corporation, JustMike Music, Inc., a Delaware corporation, Royce Publishing, Inc., a Delaware corporation (collectively, the "GUARANTORS" and individually, a "GUARANTOR"), BOM, individually and as agent, and certain lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BOM and other lenders from time to time party to the Credit Agreement (BOM and the other lenders which are now or from time to time hereafter become party to the Credit Agreement, together with any affiliates of such lenders to which is owed any Hedging Liability, being hereinafter referred to collectively as the "BANKS" and individually as a "BANK") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.

     B. Pursuant to the Credit Agreement, the Guarantors guarantee all of the indebtedness, obligations, and liabilities of the Borrower to the Agent and the Banks under the Credit Agreement.

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     C.   The Borrower may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Banks party to the Credit Agreement or their affiliates for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates on the Revolving Credit Loans and the Term Credit Loans (the liability of the Borrower in respect of such agreements with such Banks or their affiliates being hereinafter referred to as the "HEDGING LIABILITY").

     D. As a condition precedent to extending credit or otherwise making financial accommodations available to the Borrower under the Credit Agreement, the Banks have required, among other things, that each Debtor grant to the Agent for the benefit of the Banks a lien on and security interest in certain personal property of such Debtor pursuant to this Agreement.

     E. The Borrower owns, directly or indirectly, all or substantially all of the equity interests in each Guarantor and the Borrower provides each Guarantor with financial, management, administrative, and technical support which enables such Guarantor to conduct its business in an orderly and efficient manner in the ordinary course.

     F. Each Guarantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Banks to the Borrower.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Banks of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     TERMS DEFINED IN CREDIT AGREEMENT.

     All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant


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contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

SECTION 2.     GRANT OF SECURITY INTEREST IN THE COLLATERAL; OBLIGATIONS
               SECURED.

     (a) Subject to Section 2(c) hereof, each Debtor hereby grants, bargains, sells, transfers, conveys, assigns, mortgages and pledges to the Agent for the ratable benefit of the Banks, and grants to the Agent for the ratable benefit of the Banks a security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Banks a continuing security interest in, any and all right, title and interest of each Debtor, whether now existing or hereafter acquired or arising, in and to the following:

          (i) PATENTS. Patents, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "PATENTS" means and includes (i) all letters patent of the United States of America or any other country or any political subdivision thereof, all registrations and recordings thereof, and all applications for letters patent of the United States of America or any other country or any political subdivision thereof, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof and (ii) all reissues, continuations, continuations-in-part or extensions thereof), including, without limitation, each Patent listed on Schedule A-1 hereto, and all of the inventions now or hereafter described and claimed in such Debtor's Patents;

          (ii) PATENT LICENSES. Patent Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "PATENT LICENSES" means and includes any written agreement granting to any person any right to exploit, use or practice any invention on which a Patent is owned by another person), including, without limitation, each Patent License listed on Schedule A-2 hereto, and all royalties and other sums due or to become due under or in respect of such Debtor's Patent Licenses, together with the right to sue for and collect all such royalties and other sums;

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          (iii)     TRADEMARKS.  Trademarks and Trademark registrations, whether now owned or hereafter adopted or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "TRADEMARKS" means and includes
     (i) all trademarks, trade names, trade styles, service marks and logos, all prints and labels on which said trademarks, trade names, trade styles, service marks and logos have appeared or appear and all designs and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof and (ii) all reissues, extensions or renewals thereof), including, without limitation, each Trademark registration listed on Schedule B-1 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark and Trademark registration and all customer lists and other records of such Debtor relating to the distribution of products bearing, or rendition of services otherwise relating to, a Trademark;

          (iv) TRADEMARK LICENSES. Trademark Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "TRADEMARK LICENSES" means and includes any written agreement granting to any person any right to use or exploit any Trademark or Trademark registration of another person), including, without limitation, the agreements described in Schedule B-2 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark licensed and all royalties and other sums due or to become due under or in respect of such Debtor's Trademark Licenses, together with the right to sue for and collect all such royalties and other sums;

          (v) COPYRIGHTS. Copyrights and Copyright registrations, whether now owned or hereafter adopted or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "COPYRIGHTS" means and includes
     (i) all copyrights, whether or not published or registered, and all works of authorship and other intellectual property and the rights therein, including, without limitation, copyrights for computer programs and data bases, copyrightable materials, and all tangible property embodying such copyrights or copyrightable materials, all registrations and recordings thereof, and all applications in connection therewith,

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     including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof, and (ii) all renewals, derivative works, enhancements, modifications, new releases and other revisions thereof, and
     (iii) all accounts receivable, income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and (iv) all rights corresponding thereto throughout the world), including, without limitation, each Copyright registration listed on Schedule C-1 hereto;

          (vi) COPYRIGHT LICENSES. Copyright Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "COPYRIGHT LICENSES" means and includes any written agreement granting to any person the right to use or exploit any Copyright or Copyright registration of another person, including, without limitation, the right to use the foregoing to prepare for sale or distribution and sell or distribute any and all inventory now or hereafter owned by such Debtor and now or hereafter covered by such licenses), including, without limitation, the license and subscription agreements listed on Schedule C-2 hereto, and all royalties and other sums due or to become due under or in respect of such Debtor's Copyright Licenses, together with the right to sue for and collect all such royalties and other sums;

          (vii) KNOW-HOW AND TRADE SECRET COLLATERAL. All know-how, inventions, processes, methods, information, data, plans, blueprints, specifications, designs, drawings, engineering reports, test reports, material standards, processing standards and performance standards, to the extent that the foregoing pertain to manufacturing, production or processing operations of such Debtor and constitute trade secrets of such Debtor, and all licenses or other similar agreements granted to or by such Debtor with respect to any of the foregoing;

          (viii) GENERAL INTANGIBLES AND RECORDS AND CABINETS. General intangibles relating to any of the above-described property and supporting evidence and documents relating to any of the above-described property, including, without limitation, written applications, correspondence, delivery receipts and notes,

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     together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

          (ix) ACCESSIONS AND ADDITIONS. All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and

          (x) PROCEEDS AND PRODUCTS. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising, including, without limitation, (i) any claim of such Debtor against third parties for damages by reason of past, present or future infringement of any Patent or any Patent licensed under any Patent License, (ii) any claim by such Debtor against third parties for damages by reason of past, present or future infringement or dilution of any Trademark or Trademark registration or of any Trademark licensed under any Trademark License, or for injury to the goodwill of the business connected with the use of, or symbolized by, any Trademark or Trademark registration or of any Trademark licensed under any Trademark License,
     (iii) any claim of such Debtor against third parties for damages by reason of past, present or future infringements of any Copyright or Copyright registration or of any Copyright licensed under any Copyright License, and
     (iv) any claim by such Debtor against third parties for damages by reason of past, present or future misappropriation or wrongful use or disclosure of any trade secret or other property or right described above or of any such trade secret or other property or right licensed under any license agreement described above, and together with the right to sue for and collect the damages described in the immediately preceding clauses (i),
     (ii), (iii) and (iv);

all of the foregoing being herein sometimes referred to as the "COLLATERAL"; provided that the Collateral shall not include any license agreement under which any Debtor is licensee which, by its terms, prohibits the security interest contemplated by this Agreement.

     (b) This Agreement is made and given to secure, and shall secure, the payment and performance of (i) (x) any and all indebtedness, obligations and liabilities of the Borrower to the Agent, the Banks, or any of them individually, evidenced by or otherwise arising out of or relating to the Credit Agreement or any promissory note of the Borrower issued at any time under the Credit Agreement (including all notes issued in extension or

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renewal thereof or in substitution or replacement therefor), (y) any and all
Hedging Liability of the Borrower to the Banks or any of them individually, and
(z) any liability of the Guarantors, or any of them individually, arising out of the Credit Agreement, as well as for any and all other indebtedness, obligations and liabilities of the Debtors, or any of them individually, to the Agent, the Banks, or any of them individually, evidenced by or otherwise arising out of or relating to this Agreement or any other Loan Document, in each case, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent, the Banks, or any of them individually, in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "SECURED OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Borrower to which this limitation shall not apply) under this Agreement shall not exceed $1 less than the amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

     (c) Notwithstanding anything herein to the contrary, this Agreement shall not operate as a sale, transfer, conveyance or other assignment to the Agent of any applications by a Debtor for a Trademark based on an intent to use the same if and so long as such application is pending and not matured into a registered Trademark (such pending applications which are based on intent to use being hereinafter referred to collectively as "INTENT-TO-USE APPLICATIONS"), but rather, if and so long as Debtor's Intent-To-Use Application is pending this Agreement shall operate only to create a security interest for collateral purposes in favor of the Agent for the ratable benefit of the Banks, on such Intent-To-Use Application as collateral security for the Secured Obligations.

SECTION 3.     NO RELEASE.

     Nothing set forth in this Agreement shall relieve any Debtor from the performance of any term, covenant, condition or agreement on the part of such Debtor to be performed or observed under or in respect of any of the Collateral or from any liability to any party under or in respect of any of the Collateral or impose any obligation on the Agent or any

Bank to perform or observe any such term, covenant, condition or agreement on the part of such Debtor to be so performed or observed or impose any liability on the Agent or any Bank for any act or omission on the part of such Debtor relative thereto or for any breach of any representation or warranty on the part of such Debtor contained in this Agreement or under or in respect of the Collateral or made in connection herewith or therewith.

SECTION 4.     USE OF COLLATERAL.

     Notwithstanding anything to the contrary contained in this Agreement, until an Event of Default hereunder has occurred and is continuing and thereafter until otherwise notified by the Agent, each Debtor may continue to exploit, license, use, enjoy and protect the Collateral throughout the world in the ordinary course of its business as presently conducted and the Agent shall from time to time execute and deliver, upon written request of the relevant Debtor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the reasonable judgment of such Debtor to enable such Debtor to continue to exploit, license, use, enjoy and protect the Collateral throughout the world in the ordinary course of its business as presently conducted.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE DEBTORS.

     Each Debtor hereby represents and warrants to the Agent and the Banks as follows:

          (a) Such Debtor is, and, as to the Collateral acquired by it from time to time after the date hereof, such Debtor will be, the owner or, as applicable, licensee of its Collateral. Each Debtor's rights in its Collateral are and shall remain free and clear of any lien, pledge, security interest, encumbrance, license, assignment, collateral assignment or charge of any kind, including, without limitation, any filing of or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute, except for (i) the lien and security interest created by this Agreement, (ii) the Permitted Licenses (as hereinafter defined) and (iii) the Liens expressly permitted by the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"). No Debtor has made any previous assignment, conveyance, transfer or agreement in conflict herewith. Each Debtor further represents and warrants to the Agent and each Bank that Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto, respectively, are true and correct lists of all Patents, Patent

     Licenses, Trademarks, Trademark Licenses, Copyrights and Copyright Licenses owned or used by the Debtors as of the date hereof and that Schedules A-1, A-2, B-1, B-2, C-1 and C-2 are true and correct with respect to the matters set forth therein as of the date hereof.

          (b) Each Debtor has full corporate power to pledge and grant a security interest in all the Collateral pursuant to this Agreement.

          (c) No authorization, consent, approval, license, qualification or exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority, or with any securities exchange or any other party, is required in connection with (i) each Debtor's execution, delivery or performance of this Agreement, (ii) each Debtor's grant of a security interest (including the priority thereof when the appropriate filings have been made and accepted) in the Collateral in the manner and for the purpose contemplated by this Agreement or (iii) the rights of the Agent and Banks created hereby, except those that have already been obtained or made and those referred to in paragraph (f) of this Section 5.

          (d) Each Debtor has made all necessary filings and recordations to protect its interests in the Collateral.

          (e) Each Debtor owns directly or has rights to use all the Collateral and all rights with respect to any of the foregoing used in, necessary for or of importance to the business of such Debtor in the ordinary course as presently conducted. The use of the Collateral and all rights with respect to the foregoing by such Debtor does not, to the best of such Debtor's knowledge after due inquiry, infringe on the rights of any party, nor has any claim of such infringement been made.

          (f) Upon filings and the acceptance thereof in the appropriate offices under the Uniform Commercial Code and in the United States Patent and Trademark Office and the United States Copyright Office, this Agreement will create a valid and duly perfected first priority lien and security interest in the Collateral located in the United States of America subject to no prior liens or encumbrances.


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

          (g) To the best of each Debtor's knowledge after due inquiry, no claim has been made and remains outstanding that such Debtor's use of any of the Collateral does or may violate the rights of any third person.

SECTION 6.     COVENANTS AND AGREEMENTS OF THE DEBTORS.

     Each Debtor hereby covenants and agrees with the Agent and the Banks as follows:

          (a) On a continuing basis, each Debtor will, at its own expense, subject to any prior licenses, encumbrances and restrictions and prospective licenses, encumbrances and restrictions permitted hereunder, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places within the United States of America, all such instruments, including, without limitation, appropriate financing and continuation statements and collateral agreements, and take all such action, as may be deemed necessary or advisable by the Agent (i) to carry out the intent and purposes of this Agreement, (ii) to assure and confirm to the Agent the grant and perfection of a first priority security interest in the Collateral for the benefit of the Banks or (iii) to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) Without limiting the generality of the foregoing paragraph (a) of this Section 6, each Debtor (i) will not enter into any agreement that would impair or conflict with such Debtor's obligations hereunder;
     (ii) will, promptly following its becoming aware thereof, notify the Agent and the Banks of (x) any final adverse determination in any proceeding in the United States Patent and Trademark Office or United States Copyright Office with respect to any of the Collateral or (y) the institution of any proceeding or any adverse determination in any federal, state, local or foreign court or administrative bodies regarding such Debtor's claim of ownership in or right to use any of the Collateral, its right to register any such Collateral or its right to keep and maintain such registration;
     (iii) will properly maintain and care for the Collateral to the extent necessary for the conduct of the business of such Debtor in the ordinary course as presently conducted and consistent with such Debtor's current practice; (iv) will not grant or permit to exist any lien or encumbrance upon or with respect to the Collateral or any portion thereof except the Permitted Encumbrances and will not execute any security agreement or financing statement covering any of the Collateral except in the name of the Agent; (v) will not permit to lapse or become abandoned, settle or compromise any pending or future material litigation or material administrative proceeding with respect to any Collateral without the prior written consent of the Agent or contract for sale or otherwise sell, convey, assign or dispose of, or grant any option with respect to, the Collateral or any portion thereof; (vi) upon any responsible officer of the such Debtor obtaining knowledge thereof, will promptly notify the Agent and the Banks in writing of any event which may reasonably be expected to materially and adversely affect the value of any of the Collateral, the ability of such Debtor or the Agent to dispose of any such Collateral or the rights and remedies of the Agent in relation thereto, including, without limitation, a levy or threat of levy or any legal process against any such Collateral; (vii) will diligently keep reasonable records respecting the Collateral; (viii) hereby authorizes the Agent, in its sole discretion, to file one or more financing or continuation statements relative to all or any part of the Collateral without the signature of such Debtor where permitted by law; (ix) will furnish to the Agent and any Bank from time to time statements and schedules further identifying and describing the Collateral and such other materials evidencing or reports pertaining to the Collateral as the Agent or such Bank may request, all in reasonable detail; PROVIDED, HOWEVER, that no such information need be furnished relating to any items of Collateral aggregating less than $10,000 in value for all Debtors; (x) will pay when due any and all taxes, levies, maintenance fees, charges, assessments, licenses fees and similar taxes or impositions payable in respect of the Collateral except to the extent being contested in good faith by appropriate proceedings which prevent the enforcement of the matter being contested (and such Debtor has established adequate reserves therefor) and preclude interference with the operation of the business of such Debtor in the ordinary course; and (xi) comply in all material respects with all laws, rules and regulations applicable to the Collateral. Notwithstanding anything in the immediately preceding sentence, the foregoing provisions of this paragraph (b) shall not operate to prohibit any Permitted Licenses entered into prior to the occurrence of an Event of Default hereunder. For purposes of this Section 6, the term "PERMITTED LICENSES" shall mean (i) licenses granted by any Debtor at arm's length to unaffiliated third parties in the ordinary course of such Debtor's business for consideration which such Debtor in good faith deems adequate and (ii) such other licenses as to which the Required Banks in their discretion may consent in writing.

          (c) If any Debtor shall (i) obtain any rights to any new invention (whether or not patentable), know-how, trade secret, design, process, procedure, formula, diagnostic test, service mark, trademark, trademark registration, trade name, copyright, copyright registration, or license or
     (ii) become entitled to the benefit of any patent, patent application, service mark, trademark, trademark application, trademark registration, copyright, copyright application, copyright registration, license renewal or copyright renewal or extension, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and the same shall automatically constitute Collateral and be and become subject to the assignment, lien and security interest created hereby without further action by any party, all to the same extent and with the same force and effect as if the same had originally been Collateral hereunder. If any Debtor so obtains or becomes entitled to any of the foregoing rights described in clauses (i) and (ii) above, such Debtor shall promptly (x) give written notice thereof to the Agent and (y) amend Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto, as applicable, to include such rights; PROVIDED, HOWEVER, the Debtors shall not be required to give such notice and amend such schedules for any items of Collateral aggregating less than $10,000 in value for all Debtors. Each Debtor agrees, promptly following written request therefor by the Agent, to confirm the attachment of the lien and security interest created hereby to any such rights described in clauses (i) and (ii) above by execution of an instrument in form and substance acceptable to the Agent.

          (d) Each Debtor will if the Agent so requests and in any event hereby authorizes the Agent to modify this Agreement by amending Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto to include any future Collateral.

          (e) The Debtors shall promptly furnish to the Agent a list of Permitted Licenses entered into by the Debtors after the date hereof; PROVIDED HOWEVER, the Debtors need not provide such list for any license agreements aggregating less than $10,000 in value for all Debtors and in any event, such list need not be provided not more than once per calendar month.

          (f) Each Debtor shall prosecute diligently applications for the Patents, Trademarks and Copyrights now or hereafter pending that in such Debtor's reasonable judgment would be materially beneficial to the business of such Debtor in the ordinary course, make application on unpatented but patentable inventions and registrable but unregistered Trademarks and Copyrights that in such Debtor's reasonable judgment would be materially beneficial to the business of such Debtor in the ordinary course, file and prosecute opposition and cancellation proceedings and do all acts necessary to preserve and maintain all its rights in the Collateral, unless as to any Patent, Trademark or Copyright, in the reasonable judgment of such Debtor, such Patent, Trademark or Copyright has become obsolete to the business of such Debtor. Any expenses incurred in connection with such actions shall be borne by the Debtors.

SECTION 7.     GRANT OF LICENSE TO PATENTS, TRADEMARKS, COPYRIGHTS, ETC.

     Without in any way limiting the scope of the lien and security interest created hereby, each Debtor hereby grants to the Agent for the ratable benefit of the Banks an irrevocable, nonexclusive license and right to use all of such Debtor's Patents, Patent applications, Patent Licenses, Trademarks, Trademark registrations, Trademark Licenses, trade names, trade styles, Copyrights, Copyright registrations, Copyright Licenses and similar intangibles in the processing, production, marketing, distribution or sale by the Agent of all or any part of its collateral for the Secured Obligations in connection with and solely in connection with any foreclosure or other realization on such collateral. The license and rights granted the Agent hereby shall be exercisable without the payment of any royalty, fee, charge or any other compensation to any Debtor or any other party. Such license and rights shall include reasonable access to all records in which any of the licensed items may be recorded or stored. Such license and rights shall be absolute and unconditional to the extent used for the purpose stated above.

SECTION 8.     SUPPLEMENTS; FURTHER ASSURANCES.

     Each Debtor (i) agrees that it will join with the Agent in executing and, at such Debtor's own expense, file and refile, or permit the Agent to file and refile, such financing statements, continuation statements and other instruments and documents (including without limitation this Agreement) in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as the Agent may deem necessary or appropriate in order to perfect and preserve the rights and interests granted to the Agent hereunder and (ii) hereby authorizes the Agent to file and refile such instruments and documents and any other instruments or documents related thereto without the signature of such Debtor where permitted by law and (iii) agrees to do such further acts and things, and to execute and deliver to the Agent such additional instruments and documents, as the Agent may require to carry into effect the purposes of this Agreement or to better assure and confirm unto the Agent its respective rights, powers and remedies hereunder. All of the foregoing are to be at the sole cost of the Debtors. Any costs of the foregoing incurred by the Agent shall be payable by the Debtors upon demand, together with interest thereon from the date of incurrence at the Default Rate (as hereinafter defined) until so paid, and shall constitute additional Secured Obligations hereunder.

SECTION 9.     THE AGENT MAY PERFORM.

     If any Debtor fails to perform any agreement contained herein after receipt of a written request to do so from the Agent, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent, including the fees and expenses of its counsel, so incurred in connection therewith shall be payable by the Debtors under Section 14 hereof.

SECTION 10.    REMEDIES UPON DEFAULT.

     (a) The occurrence of any event or the existence of any condition which is specified as an Event of Default under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence of any Event of Default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (regardless of whether such Uniform Commercial Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether such Uniform Commercial Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by law, at any time or times, sell and deliver any or all of the Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Bank hereunder, the Debtors jointly and severally shall pay the Agent and any Bank all costs and expenses incurred by the Agent or such Bank, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of the Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Bank or Debtors or any of them concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code, as amended (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 18(b) hereof at least ten days before the time of sale or other event giving rise to the requirement of such notice; HOWEVER, no notification need be given to a Debtor if that Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Bank may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent may, without demand, and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by law,
(i) exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, any and all consensual rights and powers with respect to the Collateral and (ii) sell or assign or grant a license to use, or cause to be sold or assigned or granted a license to use, any or all of the Collateral or any part hereof, in each case free of all rights and claims of any Debtor therein and thereto. In that connection, the Agent shall have the right to cause any or all of the Collateral to be transferred of record into the name of the Agent or its nominee as well as the right to impose (i) such limitations and restrictions on the sale or assignment of the Collateral as the Agent may deem to be necessary or appropriate to comply with any law, rule or regulation, whether federal, state or local, having applicability to the sale or assignment and (ii) requirements for any necessary governmental approvals.

     (d) In the event the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case the Debtors, the Agent and each Bank shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Agent and the Banks shall continue as if no such proceeding had been instituted.

     (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Debtors or any of them and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Banks or the Required Banks, as the case may be, in accordance with the terms of the Credit Agreement. Neither the Agent, nor any Bank, nor any party acting as attorney for the Agent or any Bank, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Banks may have.

SECTION 11.    THE AGENT APPOINTED ATTORNEY-IN-FACT.

     Each Debtor hereby irrevocably appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, the Agent or otherwise, upon the occurrence and during the continuation of any Event of Default hereunder, or if such Debtor fails to perform any agreement contained herein, then to the extent necessary to enable the Agent to perform such agreement itself, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to prosecute diligently any patent, trademark or copyright or any application for Patents, Trademarks or Copyrights pending as of the date of this Agreement or thereafter until the Secured Obligations have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrower shall have terminated, to make application on unpatented but patentable inventions and registrable but unregistered Trademarks and Copyrights, to file and prosecute opposition and cancellation proceedings, to do all other acts necessary or desirable to preserve all rights in Collateral and otherwise to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable to enforce the rights of the Agent and the Banks with respect to any of the Collateral. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrower shall have terminated.

SECTION 12.    APPLICATION OF PROCEEDS.

     The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Secured Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Agent and the Banks for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtors or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

SECTION 13.    INDEMNIFICATION; LITIGATION.

     (a) Each Debtor hereby indemnifies the Agent and the Banks for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including attorneys' fees) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent, the Banks or any of them in any way relating to or arising out of, directly or indirectly, the manufacture, use or sale of products or processes utilizing or embodying any Collateral or any transactions contemplated hereby or any enforcement of the terms hereof; PROVIDED, HOWEVER, that the Debtors shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified hereunder.

     (b) Each Debtor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such applications for protection of the Collateral, suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. To the extent required by Section 6(b)(ii), each Debtor shall promptly notify the Agent and the Banks in writing as to the commencement and prosecution of any such actions, or threat thereof, relating to the Collateral and shall provide to the Agent and the Banks such information with respect thereto as may be reasonably requested. The Agent and the Banks shall provide all reasonable and necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party. Each Debtor shall indemnify and hold harmless the Agent and the Banks for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, expenses or disbursements (including attorneys' fees) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Bank in connection with or in any way arising out of such suits, proceedings or other actions; PROVIDED, HOWEVER, that the Debtors shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified hereunder.

     (c) Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, but shall in no way be obligated, to file applications for protection of the Collateral or bring suit in the name of any Debtor, the Agent or the Banks to enforce the Collateral. In the event of such suit, the relevant Debtor shall, at the request of the Agent, do any and all lawful acts and execute any and all documents required by the Agent in aid of such enforcement and the Debtors shall promptly, upon demand, reimburse and indemnify the Agent, as the case may be, for all costs and expenses incurred by the Agent in the exercise of its rights under this Section. In the event that the Agent shall elect not to bring suit to enforce the Collateral, each Debtor agrees, to the extent required by Section 6, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the

Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement.

SECTION 14.    EXPENSES.

     The Debtors jointly and severally shall, upon demand, pay to the Agent the amount of any and all costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which the Agent or any Bank may incur in connection with (i) the enforcement and administration of this Agreement (including, without limitation, the filing or recording of any documents), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or any Bank hereunder or (iv) the failure by any Debtor to perform or observe any of the provisions hereof. All amounts payable by the Debtors under this Section shall be due from the Debtors upon demand and shall bear interest from the date incurred by the Agent or Bank, as appropriate, at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 3% to the Base Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). All amounts so payable, together with such interest thereon, shall be part of the Secured Obligations. The Debtors' obligations under this Section shall survive the termination of this Agreement and the discharge of the Debtors' other obligations hereunder.

SECTION 15.    TERMINATION AND RELEASE.

     This Agreement is made for collateral purposes only. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrower shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith assign, transfer and deliver, against receipt and without recourse to the Agent, such of the Collateral as may then be in the possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of the relevant Debtor. Said assignment, transfer and delivery shall include an instrument in form recordable in the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, by which the Agent shall terminate, release and, without representation, recourse or warranty, reassign to the relevant Debtor all rights in each Patent, Patent License, Trademark, Trademark License, Copyright and Copyright License, including each registration thereof and application therefor, conveyed and transferred to the Agent pursuant to this Agreement.

SECTION 16.    THE AGENT.

     In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Banks concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.

SECTION 17.    PRIMARY SECURITY; OBLIGATIONS ABSOLUTE.

     The lien and security herein created and provided for stand as direct and primary security for the Secured Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any portion thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and any commitment to extend credit constituting Secured Obligations to the Borrower shall have terminated. Each Debtor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Bank or any other holder of any of the Secured Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Bank or any holder of any of the Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of the Agent, any Bank or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Banks, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Banks may at their discretion at any time grant credit to the Borrower without notice to any Debtor in such amounts and on such terms as the Banks may elect (all of such to constitute additional Secured Obligations) without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Debtor hereunder or with respect to any of the Secured Obligations or any Collateral provided by such Debtor shall release or discharge, or impair the agreements of, any other Debtor hereunder or in any manner impair the liens and security interests granted by any other Debtor hereunder; and the Agent may proceed against the Collateral provided hereunder by any one or more of the Debtors without proceeding against any or all of the other Debtors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the Agent (acting at the direction of the Banks) may at any time or from time to time release any Debtor from its obligations hereunder or release any Collateral or effect any compromise with any Debtor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Debtors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law as against any Debtor or any Collateral in which such Debtor has rights, there shall be no obligation on the part of the Agent, any Bank or any other holder of any of the Secured Obligations at any time to first resort for payment to the Borrower or any other Debtor or any other Person, its property or estate or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument as against any Debtor or any Collateral in which such Debtor has rights, irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

SECTION 18.    MISCELLANEOUS.

     (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtors, their successors and assigns and shall inure, together with the rights and remedies of the Agent and the Banks hereunder, to the benefit of the Agent, the Banks and their successors and assigns; PROVIDED, HOWEVER, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Sections 12.9 and 12.12 of the Credit Agreement, any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of the Credit Agreement. Each Debtor hereby releases the Agent from any liability for any act or omission relating to the Collateral or this Agreement, except the Agent's gross negligence or willful misconduct.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrower in accordance with Section 12.6 of the Credit Agreement, or if to the Agent or any Bank, when given to such party in accordance with Section 12.6 of the Credit Agreement.

     (c) No Bank shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure against any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Banks shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the ratable benefit of the Banks.

     (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

     (e) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (g) THE AGENT AND THE DEBTORS AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT AND THE DEBTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH OF THE DEBTORS WAIVES IN ALL DISPUTES ANY OBJECTION THAT SUCH DEBTOR MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE OR ANY OBJECTION THAT SUCH DEBTOR MAY HAVE THAT ANY OTHER PARTY HAS NOT BEEN JOINED IN SUCH PROCEEDING. EACH OF THE DEBTORS AGREES THAT THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH AND ANY OF THE DEBTORS OR THEIR COLLATERAL IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO REALIZE ON THE COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT, WHETHER OR NOT PROCEEDING SEPARATELY AGAINST ANY DEBTOR AND ITS PROPERTY OR JOINTLY AGAINST THE BORROWER AND ANY ONE OR MORE OF THE DEBTORS AND THEIR PROPERTY. EACH OF THE DEBTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT IN

ACCORDANCE WITH THIS PROVISION BY THE AGENT TO REALIZE ON COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH OF THE DEBTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH.

                           [SIGNATURE PAGES TO FOLLOW]

     In WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed as of the date first above written.

                                             DEBTORS:

                                             PLATINUM ENTERTAINMENT, INC.


                                             By     /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             LEXICON MUSIC, INC.


                                             By    /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             RIVER NORTH STUDIOS, INC.


                                             By   /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             CGI RECORDS, INC.


                                             By   /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             RIVER NORTH RECORDS, INC.


                                             By   /s/  Steven Devick
                                               -------------------------
                                               Its President

                                             LIGHT RECORDS, INC.


                                             By   /s/  Steven Devick
                                               -------------------------
                                               Its President


                                             THE RECORDING EXPERIENCE, INC.


                                             By   /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             PEG PUBLISHING, INC.

                                             By   /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             JUSTMIKE MUSIC, INC.


                                             By   /s/  Steven Devick
                                               --------------------------
                                               Its President


                                             ROYCE PUBLISHING, INC.

                                             By   /s/  Steven Devick
                                                --------------------------
                                                Its President

Accepted and agreed to in Chicago, Illinois as of the date first above written.


                                             BANK OF MONTREAL, as Agent
                                             as aforesaid for the Banks



                                        By   /s/  Rene Encarnacion
                                          ------------------------------
                                           Its Director